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                                                                   EXHIBIT 99.01



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                             FIRST USA BANK, N.A.

              ---------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-4
              ---------------------------------------------------

                Monthly Period:                    4/1/00 to
                                                   4/30/00
                Distribution Date:                 5/15/00
                Transfer Date:                     5/12/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, N.A. (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution
        to Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                              Class A                                  $5.05167
                              Class B                                  $5.21500
                              CIA                                      $5.33264
                                                            -------------------
                                Total (Weighted Avg.)                  $5.09038

    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                              Class A                                  $5.05167
                              Class B                                  $5.21500
                              CIA                                      $5.33264
                                                            -------------------
                                Total (Weighted Avg.)                  $5.09038


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1994-4
Page 2

    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                              Class A                                  $0.00000
                              Class B                                  $0.00000
                              CIA                                      $0.00000
                                                            -------------------
                              Total (Weighted Avg.)                    $0.00000


B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of
        Principal Receivables processed during the
        Monthly Period which were allocated in
        respect of the Certificates

                              Class A                           $102,315,017.40
                              Class B                             $7,945,207.72
                              CIA                                $12,255,653.23
                                                            -------------------
                              Total                             $122,515,878.35


    2.  Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1) The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                            $10,509,724.35
                              Class B                               $816,126.18
                              CIA                                 $1,258,881.47
                                                            -------------------
                              Total                              $12,584,732.00


    3.  Principal Receivable/Investor Percentages
        -----------------------------------------

        (a)  The aggregate amount of Principal
             Receivables in the Trust as of the last day
             of the Monthly Period                           $35,957,403,124.97

        (b) Invested Amount as of the last day of the preceding month

                              Class A                           $726,450,000.00
                              Class B                            $56,550,000.00
                              CIA                                $87,000,000.00
                                                            -------------------
                              Total                             $870,000,000.00


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1994-4
Page 3

        (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                              Class A                                    2.020%
                              Class B                                    0.157%
                              CIA                                        0.242%
                                                             ------------------
                              Total                                      2.419%

        (d) During the Amortization Period: The Invested
            Amount as of _______ (the last day of the Revolving Period)

                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                             ------------------
                              Total                                       $0.00

        (e) The Fixed/Floating Allocation Percentage: The
            Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph
            3(a) above

                              Class A                                    0.000%
                              Class B                                    0.000%
                              CIA                                        0.000%
                                                             ------------------
                              Total                                      0.000%

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)   35 - 64 days                                      $412,356,105.49
        (b)   65 - 94 days                                      $304,262,251.21
        (c)   95 - 124 days                                     $259,879,194.26
        (d)   125 - 154 days                                    $222,010,293.21
        (e)   155 - 184 days                                    $195,551,133.26
        (f)   185 or more days                                            $0.00
                                                             ------------------
                              Total                           $1,394,058,977.43


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1994-4
Page 4

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a) The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate "Investor Default Amount")

                              Class A                             $3,394,294.55
                              Class B                               $263,598.92
                              CIA                                   $406,524.84
                                                             ------------------
                              Total                               $4,064,418.31


        (b) The amount set forth in paragraph 5(a) above in respect of the Monthly Investor Default
              Amount, per original $1,000 interest

                              Class A                                     $4.67
                              Class B                                     $4.66
                              CIA                                         $4.67
                                                             ------------------
                              Total                                       $4.67


    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the Class B
              Invested Amount and the CIA

                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                             ------------------
                              Total                                       $0.00


        (b)   The amounts set forth in paragraph 6(a)
              above, per $1,000 original certificate
              principal amount (which will have the
              effect of reducing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                             ------------------
                              Total                                       $0.00



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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1994-4
Page 5

        (c)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                             ------------------
                              Total                                       $0.00


        (d)   The amount set forth in paragraph 6(c)
              above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                     $0.00
                              CIA                                         $0.00
                                                             ------------------
                              Total                                       $0.00



    7.  Investor Servicing Fee
        ----------------------
        (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                              Class A                               $908,062.50
                              Class B                                $70,687.50
                              CIA                                   $108,750.00
                                                             ------------------
                              Total                               $1,087,500.00


        (b) The amount set forth in paragraph 7(a) above, per $1,000 interest

                              Class A                               $1.25000000
                              Class B                               $1.25000000
                              CIA                                   $1.25000000
                                                             ------------------
                              Total                                 $1.25000000


    8.  Reallocated Principal Collections
        ---------------------------------
              The amount of Reallocated CIA
              and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
              Default Amounts or Investor Charge-Offs for the prior month.

                              Class B                                     $0.00
                              CIA                                         $0.00
                                                             ------------------
                              Total                                       $0.00


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1994-4
Page 6

    9.  Collateral Invested Amount
        (a)   The amount of the Collateral Invested Amount
              as of the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to be made
              in respect of the preceding month                  $87,000,000.00

        (b)   The Required CIA Invested Amount as of
              the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to be made
              in respect of the preceding month                  $87,000,000.00

    10. The Pool Factor
        ---------------
              The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing
              Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                              Class A                                1.00000000
                              Class B                                1.00000000
                              Total                                  1.00000000

    11. The Portfolio Yield
        -------------------
           The Portfolio Yield for the related Monthly Period            11.75%


    12. The Base Rate
        -------------
           The Base Rate for the related Monthly Period                   8.51%
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MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page


                                First USA Bank, N.A.
                                as Servicer


                                By:  /s/ Tracie Klein
                                     --------------------------------------
                                     Tracie Klein
                                     First Vice President